UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2005

i2 Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-28030	75-2294945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One i2 Place, 11701 Luna Road, Dallas Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and Item 7.01. Results of Operations and Financial Condition, and Regulation FD Disclosure.

On July 28, 2005, i2 Technologies, Inc. (the “Company”) announced by press release (the “Press Release”) and earnings conference call the Company’s second quarter 2005 financial results. The information contained in the Press Release and the Supplemental Information, which are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, is incorporated by reference herein and is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”

Included in the Press Release is the disclosure of Pro Forma Operating Income, non-GAAP financial information. Management believes that the presentation of Pro Forma Operating Income and its related reconciliation to GAAP Operating Income is useful to investors as it reflects a financial measure that management utilizes for budgeting purposes, as well as analyzing the underlying performance of the Company. Management believes that although GAAP measures are important for investors to understand, providing investors with this non-GAAP measure provides investors additional important information to enable them to assess, in the way that management assesses, both the current and future operations of the Company. This pro forma financial information should not be considered as a substitute for or superior to, and should only be read in conjunction with, measures of financial performance prepared in accordance with generally accepted accounting principles.

Item 8.01. Other Events.

The Press Release also announced that the Company has reviewed its classification of investments in auction rate securities on its balance sheet. Auction rate securities are long-term bonds that resemble short-term instruments and provide liquidity because their interest rates are reset periodically, usually every 7, 28 or 35 days. The rate is reset by a modified Dutch auction process and investors can sell or buy the securities on those auction dates. Based on its review, the Company has determined that its auction rate securities should be classified as short-term investments instead of cash equivalents, and that purchases and sales of these securities should be reflected as investing activities on the Company’s cash flow statement. Similarly, the Company has determined that it is appropriate to reflect changes in restricted cash balances as investing activities in its cash flow statement. The financial statements attached to the Press Release give effect to these reclassifications.

Following discussions with members of the Company’s board of directors, on July 26, 2005 the Company concluded that the consolidated balance sheets and consolidated statements of cash flows contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 should be restated to reflect the reclassifications described above. The Company intends to file a Form 10-K/A for the year ended December 31, 2004 and a Form 10-Q/A for the quarter ended March 31, 2005 in early August. The restatement does not have any impact on the Company’s previously reported total assets, net income (loss) or net income (loss) per share. The Company has discussed these matters with its Independent Registered Public Accounting Firm.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated July 28, 2005.

99.2	Supplemental Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

i2 TECHNOLOGIES, INC.

Dated: July 28, 2005	By:	/s/ Michael E. McGrath
Michael E. McGrath
Chief Executive Officer and President

Index to Exhibits

Exhibit No.	Description

99.1	Press Release dated July 28, 2005.

99.2	Supplemental Information